Exhibit 10.25 MATCHING AWARD AGREEMENT TERMS AND CONDITIONS UNDER INSOMNIA COOKIES HOLDINGS, LLC EXECUTIVE OWNERSHIP PLAN (AS EFFECTIVE SEPTEMBER 17, 2018) This Matching Award Agreement (the “Agreement”) evidences the grant effective on December 11, 2023 (the “Grant Date”) of an award of Restricted Equity Units (the “Restricted Equity Units”) by Insomnia Cookies Holdings, LLC, a Delaware limited liability company (the “Company”). Any term capitalized but not defined in this Agreement will have the meaning set forth in the Insomnia Cookies Holdings, LLC Executive Ownership Plan (the “Plan”). 1. Restricted Equity Unit Grant. In accordance with the terms of the Plan and subject to this Agreement, as of the Grant Date the undersigned Participant (“you”) are hereby granted Restricted Equity Units in respect of 2,355 Class A Units. The Restricted Equity Units, any Units acquired upon settlement thereof are subject to the following terms and conditions and to the provisions of the Plan, the terms of which are incorporated by reference herein. 2. Vesting Period for Restricted Equity Units. (a) In General. The Restricted Equity Units shall vest as follows: (i) sixty percent (60%) of the Restricted Equity Units shall vest on the 36-month anniversary of the Grant Date, (ii) an additional twenty percent (20%) of the Restricted Equity Units shall vest on the 48- month anniversary of the Grant Date, and (iii) the remaining twenty percent (20%) of the Restricted Equity Units shall vest on the 60-month anniversary of the Grant Date, provided that, in each case, you have remained in continuous Service through the applicable vesting date. (b) Death or Disability. The Restricted Equity Units shall vest in full in the event of your termination of Service by reason of death or Disability. (c) Retirement. If before the Restricted Equity Units have otherwise become vested your Service terminates by reason of Retirement, then the Restricted Equity Units shall (i) immediately become vested with respect to the Applicable Fraction of the Restricted Equity Units, and (ii) be immediately forfeited and canceled with respect to the remaining Restricted Equity Units. For purposes of applying the Applicable Fraction to the Restricted Equity Units under this Section 2(c), the numerator shall be the number of full months elapsed between the applicable Grant Date and the date of your termination, and the denominator shall be sixty (60). (d) Change in Control. In the event of a Change in Control, any Restricted Equity Units then outstanding shall continue in effect or shall become vested and payable, in either case, as provided in, and subject to the conditions of, Section 4. 3. Settlement of Restricted Equity Units. (a) Timing of Settlement. (i) Publicly Traded Units. If the Units are or become Publicly Traded on or prior to the date at which Restricted Equity Units (other than Retirement Eligible Units) vest:(i) the Units related to such vested Restricted Equity Units shall be delivered

2 promptly (and in all events within 60 days) following the date such Restricted Equity Units have become vested and (ii) Units related to Retirement Eligible Units shall be delivered promptly (and in all events within 60 days) following the earlier of the vesting date under Section 2(a) or the date of the Participant’s termination of employment, unless such Restricted Equity Units were granted at a time when the Units were not Publicly Traded, in which case they shall be delivered in accordance with Section 3(a)(ii) in all circumstances. (ii) Non-Publicly Traded Units. If the Units are not Publicly Traded as of the date at which the Restricted Equity Units vest, the Units related to such vested Restricted Equity Units shall be delivered during the first Window Period coincident with or next following the earliest date at which Restricted Equity Units become vested (but, with respect to any Restricted Equity Units that are not Retirement Eligible Units, in no event later than the March 15 of the calendar year immediately following the year in which such Restricted Equity Units become vested). Any Restricted Equity Units that are Retirement Eligible Units and which were granted at a time that the Units were not Publicly Traded shall be delivered at the time that they would have been delivered pursuant to the immediately preceding sentence, regardless of whether the Units are Publicly Traded at the date of settlement, and assuming that there are always two Valuation Dates each year, as of June 30 and as of December 31. For the avoidance of doubt, for this purpose, Retirement Eligible Units are deemed to vest at the time provided in Section 2(a)or upon a termination described in Section 2(b) or 2(c), if earlier. (b) Irrevocable Proxy. As a condition to receiving any Units in settlement of any vested Restricted Equity Units, you are required to execute an irrevocable proxy in the form attached hereto as Appendix A. (c) Withholding Obligation. Upon settlement of any Restricted Equity Units, any applicable Withholding Tax must be satisfied either (i) by you paying the amount of required Withholding Tax to the Company in cash, (ii) by you delivering to the Company that number of whole Matured Units having a Fair Market Value at least equal to the amount of the required Withholding Tax, (iii) from the Units issuable in respect of the Restricted Equity Units or (iv) by a combination of the foregoing; provided, however, that if and to the extent that the Withholding Tax is satisfied using Units issuable in settlement of the Restricted Equity Units and if necessary to avoid an adverse financial accounting consequence for the Company, the applicable Withholding Tax shall be based on the minimum amount required to be withheld at applicable law. If you elect not to satisfy the Withholding Tax using Units in settlement of the Restricted Equity Units, but do not otherwise satisfy the amount of required Withholding Tax by delivery of cash or Matured Units to the Company, the Company will withhold from the Units to be delivered the minimum amount of funds required to cover any Withholding Tax required to be withheld by the Company by reason of such settlement. 4. Change in Control. (a) Double Trigger Protection Upon a Change in Control. In the event of a Change in Control, unless otherwise determined by the Committee prior to the occurrence of a Change in Control, the Company shall take all actions necessary or appropriate to assure that each Matching Award outstanding under the Plan shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an

3 “Alternative Award”) by the entity for which you will be performing Service immediately following the Change in Control (or the parent or a subsidiary of such entity); provided that any such Alternative Award must provide that if your Service is terminated upon or following such Change in Control (x) by the Company other than for Cause or (y) by you for Good Reason, in either case, within 24 months following the Change in Control, your rights under each such Alternative Award shall become fully vested and payable in accordance with its otherwise applicable terms (including, without limitation, provisions similar to Section 4(d) hereof). In addition, any such Alternative Award granted to you must: (i) provide you with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under the corresponding Matching Award, including, but not limited to, an identical or better vesting schedule and identical or better timing and methods of payment (including all provisions applicable in respect of such Matching Award that provide for accelerated vesting); and (ii) have substantially equivalent economic value to such Matching Award (as determined by the Committee as constituted immediately prior to the Change in Control). (b) Accelerated Vesting and Payment. Notwithstanding the provisions of Section 4(a), the Committee may otherwise determine that, upon the occurrence of a Change in Control, all or any portion of the Restricted Equity Units that are then still outstanding shall become vested and shall be immediately payable in Units (or, if so directed by the Committee, cash in an amount equal to the Fair Market Value of the Units that would otherwise have been deliverable to you). (c) Deferred Compensation Subject to Section 409A. Notwithstanding the foregoing provisions of this Section 4, any Retirement Eligible Units or other Restricted Equity Units that are nonqualified deferred compensation subject to Section 409A) shall not become payable at the time specified under the provisions of Section 4(a) or 4(b). Instead, to the extent that any such Retirement Eligible Units or other Restricted Equity Units that are nonqualified deferred compensation subject to Section 409A become vested in accordance with the terms of the Plan (including Section 4(a) or 4(b) hereof), such Restricted Equity Units shall be payable at the time that they would otherwise have been payable without regard to the occurrence of a Change in Control. (d) Provisions Related to Golden Parachute Excise Tax. (i) Change in Control When the Units are Not Publicly Traded. Notwithstanding anything to the contrary contained in this Agreement, to the extent that, upon a Change in Control prior to the time at which the Units have become Publicly Traded, any of the payments and benefits provided for under the Plan, any Matching Award Agreement or any other agreement or arrangement between the Company or any of its Affiliates and you (collectively, the “Payments”) would constitute a “parachute payment” within the meaning of Section 280G of the Code (a “Parachute Payment”), the amount of such Payments shall be reduced to the amount (the “Safe Harbor Amount”) that would result in no portion of the Payments being treated as an excess parachute payment pursuant to Section 280G of the Code (the “Excise Tax”). If, upon a Change in Control prior to the time at which the Units have become Publicly Traded, the Parachute Payments that would

4 otherwise be reduced or eliminated, as the case may be, pursuant to this Section 4(d)(i) could be paid without the loss of a deduction under Section 280G of the Code if the shareholder approval exception to treatment as a Parachute Payment can be and is satisfied, then the Company shall use its reasonable best efforts to cause such Parachute Payments to be submitted for such approval in accordance with Section 280G(b)(5)(B) prior to the Change in Control giving rise to such Parachute Payments. If such approval is received, any reduction or forfeiture pursuant to this Section 4(d)(i) shall be reversed, and the subject amount shall be payable to you without regard to this Section 4(d)(i). (ii) Change in Control When the Units are Publicly Traded. If upon a Change in Control occurring at any time that the Units are Publicly Traded, any Payments would constitute Parachute Payments, then, if and solely to the extent that reducing the benefits payable hereunder would result in your receiving a greater amount, on an after-tax basis, taking into account any Excise Tax and all applicable income, employment and other taxes payable on such amounts, the amounts payable hereunder shall be reduced or eliminated, as the case may be, so that the total amount of Parachute Payments received by you do not exceed the Safe Harbor Amount. (iii) Order of Reduction in Payments. Any reduction in the amount of compensation or benefits effected pursuant to this Section 4 shall first come, in order and, in each case, solely to the extent necessary, from any cash severance benefits payable to you, then from any other payments which are treated in their entirety as Parachute Payments and then from any other Parachute Payments payable to you. 5. Nontransferability of Restricted Equity Units; Transferability of Units. (a) The Restricted Equity Units granted hereby may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent or distribution and all rights with respect to the Restricted Equity Units shall be available during your lifetime only to you or your guardian or legal representative. The Committee may, in its sole discretion, require your guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of you. (b) Units issued in settlement of Restricted Equity Units cannot be sold, exchanged, conveyed or in any way transferred other than (i) to the Company or the Parent, (ii) by will or the laws of descent and distribution, (iii) pursuant to the exercise of a tag-along right under Section 8.3(a) of the Operating Agreement, a drag-along right under Section 8.3(c) of the Operating Agreement or the buyout right under Section 8.3(e) of the Operating Agreement, or (iv) to a Participant Permitted Transferee. The Company will not be required (i) to transfer on its books any Units that have been sold or transferred, or (ii) to treat as the owner of such Units, to accord the right to vote as such an owner or to pay dividends to any transferee to whom such Units have been transferred in violation of the Plan or this Agreement. (c) You acknowledge and agree that the Restricted Equity Units granted in accordance with this Agreement were granted to you because you purchased Units (the “Purchased Units”) from the Company having a value at least equal to your minimum investment amount as communicated to you and in effect at the date of purchase. Except as provided in the last

5 sentence of this Section 5(c), if you transfer any such Purchased Units prior to the date that all of the Restricted Equity Units subject to this Agreement have become vested you shall forfeit a corresponding portion of Restricted Equity Units for each Purchased Unit you transfer. The portion so forfeited shall be determined by multiplying the number of Restricted Equity Units granted hereunder by a fraction, the numerator of which is the number of Purchased Units so transferred and the denominator of which is the total number of Purchased Units that are still held as of immediately prior to such transfer. However, no forfeiture shall occur under this Section 5(c) upon a transfer of Purchased Units (i) pursuant to Section 10 or 11 hereof or (ii) to a Participant Permitted Transferee, so long as following such transfer all of the transfer and forfeiture restrictions otherwise applicable in respect of your Purchased Units continue to apply to such Participant Permitted Transferee on the same terms as applied to you immediately prior to such transfer. 6. Put Right. (a) In Service. Commencing with the first Window Period following the fifth anniversary of the Grant Date in respect of the Restricted Equity Units, while you are still providing Service to the Company or an Affiliate you shall have the right to require the Company to purchase during such Window Period or any subsequent Window Period any or all of your Units received in settlement of vested Restricted Equity Units and that are Matured Units at their then Fair Market Value. (b) Following Termination of Service. If your Service with the Company and its Affiliates terminates due to death, Disability or Retirement, you (or your representative or Participant Permitted Transferees) can require the Company to purchase any or all of your Matured Units that were acquired in connection with the vesting of Restricted Equity Units by delivery of a put notice during any Window Period occurring immediately following any of the three Valuation Dates coincident with or next following the date of your separation from Service. If your Service with the Company and its Affiliates terminates for any other reason than one specified in the immediately preceding sentence, you (or your representative or Permitted Transferees) can require the Company to purchase any or all of your Matured Units that were acquired in connection with the vesting of Restricted Equity Units by delivery of a put notice during the Window Period occurring immediately following the Valuation Dates coincident with or next following the date of your separation from Service or, to the extent that the Units held by such person at such time are not Matured Units, in the next Window Period in which the Units are Matured Units. If your Service is terminated by the Company or any of its Affiliates for Cause, then the put price shall be an amount equal to the lower of (i) your cost and (ii) the Fair Market Value determined as of the applicable Valuation Date. For this purpose, cost with respect to Units issued upon settlement of Restricted Equity Units will mean the value included in your income at the time the corresponding Units were distributed to you. In all other cases, the put right shall be at the Fair Market Value determined at the applicable Valuation Date. 7. Call Right of the Company Following Termination of Service. The Company shall have the right to repurchase (i.e., “call”) from you and, if such right shall be exercised, you shall sell to the Company, all of your Matured Units during the Window Period immediately following either of the two Valuation Dates next following the date your Service with the Company and its Affiliates terminates. If your Service is terminated by the Company or any of its Affiliates for Cause, then the call price shall be an amount equal to the lower of (i) your cost and (ii) the Fair Market Value determined as of the applicable Valuation Date. For this purpose, cost with respect to Units issued upon settlement of Restricted Equity Units will mean the value included in your income at the time

6 the corresponding Units were distributed to you. In all other cases, the call right shall be at the Fair Market Value determined at the applicable Valuation Date. 8. Payment of Purchase Price upon Put or Call. (a) General Rule. Except as otherwise provided herein, the purchase price in respect of the exercise of any put right pursuant to Section 6 or call right pursuant to Section 7 shall be payable in a single lump sum in cash within 30 days of the date such right is exercised. (b) Limitation of Cash Payments. Notwithstanding the put and call rights specified in Sections 6 and 7, or the provisions of Section 8(a) of this Agreement, no put or call may be exercised if doing so at such time would cause the Company to be in breach of any provision of any financing agreement. If any such put or call right can be exercised without a breach so long as the consideration paid for the Matured Units is in the form of a promissory note (rather than cash), the put or call shall be effected for a promissory note (with interest at a rate consistent with then prevailing interest rates, as determined by the Committee, but in no event less than the then prevailing applicable federal rate) payable when, and to the extent, that cash payments can be made without the occurrence of such a breach. If a promissory note cannot be used without a breach, the put or call right will be suspended and be eligible to be exercised during the Window Period immediately following the first Valuation Date at which it can be exercised (for cash or for a promissory note) without breaching any such financing agreement. (c) Alternative Means of Payment. The Company may elect either to suspend any put right and/or to pay the proceeds payable upon the exercise of any put or call via a promissory note (with interest at a rate consistent with then prevailing interest rates, as determined by the Committee, but in no event less than the then prevailing applicable federal rate) if the total cash payable in respect of all puts and calls occurring during the current Window Period, together with any puts and calls exercised during any prior Window Period that the Committee specifies shall be included in determining whether the aggregate cap is exceeded, would exceed $2,000,000 (or such greater or lesser dollar amount that the Committee shall specify from time to time, provided that any change to reduce the amount available shall be decided in the year prior to the year in which it becomes effective). If this cap is exceeded (or any comparable cap applicable under a financing agreement), any cash available with respect to such Window Period date shall be applied in the following order of priority: i) to satisfy any promissory note previously issued in connection with the redemption or repurchase of any Units; ii) to satisfy any put exercised following the death, Disability or Retirement of a Participant under the Plan or the LTIP; iii) to satisfy any call exercised following a termination of Service; and iv) to satisfy any in-Service put. If there is not sufficient cash to satisfy all claims in the same order of priority, then the available cash will be applied pro-rata to all claims in the same priority category, based on the gross amounts owed.

7 9. Clawback for Breach of Restrictive Covenants. Subject to the provisions of applicable law, if you breach, whether during or after termination of your Service, a nonsolicitation, noncompetition, confidentiality, or other restrictive covenant agreement by which you are bound, then in addition to any other penalties or restrictions that may apply under any such agreement, applicable law, or otherwise, you will forfeit any vested or unvested Matching Awards and any Units received in respect of a Matching Award held by you and the Company may require you to return to the Company any profit you realized from the sale of Units to the Company or the Parent pursuant to Section 6 or Section 7 (i) within the six-month period immediately preceding your termination of Service or (ii) after terminating Service. 10. Tag-Along Right. All Units that were acquired in connection with the vesting of Restricted Equity Units and held by you shall be subject to the tag-along rights set forth in Section 8.3(a) of the Operating Agreement. 11. Drag-Along Right. All Units that were acquired in connection with the vesting of Restricted Equity Units and held by you shall be subject to the drag-along rights set forth in Section 8.3(c) of the Operating Agreement. 12. Lapse of Effectiveness. In the event that the Units shall become Publicly Traded, the provisions of Sections 5(b), 6 and 7 shall cease to apply. 13. No Limitation on Rights of the Company. The grant of the Restricted Equity Units does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. 14. Plan and Terms and Conditions Not a Contract of Employment or Service. Neither the Plan nor this Agreement are a contract of employment or Service, and no terms of your employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement will be construed as conferring any legal rights on you to continue to be employed or remain in Service with the Company, nor will it interfere with any right of the Company or any of its affiliates to discharge you or to deal with you regardless of the existence of the Plan, this Agreement or the Restricted Equity Units. 15. Participant to Have No Rights as a Member. Before the date as of which you are recorded on the books of the Company as the holder of any Units related to the Restricted Equity Units, you will have no rights as a member of the Company with respect to those Units. 16. Continued Effect of Award Agreement. To the extent that the Plan or this Agreement contain provisions that are intended to have effect after the date(s) as of which your rights in respect to the Restricted Equity Unit award have become vested (including, but not limited to, following the date of your termination of Service), this Restricted Equity Unit award and any Units issued in respect of such Restricted Equity Unit award shall continue to be subject to the terms of the Plan and this Agreement 17. Securities Law Requirements. (a) If at any time the Committee determines that issuing Units would violate applicable securities laws, the Company will not be required to issue such Units. The Committee may declare any provision of this Agreement or action of its own null and void, if it determines

8 the provision or action fails to comply with the short-swing trading rules. As a condition to issuance, the Company may require you to make written representations it deems necessary or desirable to comply with applicable securities laws. (b) In addition the transfer restrictions and limitations applicable under Section 5, no Person who acquires Units under this Agreement may sell the Units, unless they make the offer and sale pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), which is current and includes the Units to be sold, or an exemption from the registration requirements of the Securities Act. 18. Notice. Any notice or other communication required or permitted under this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given when delivered personally or, if mailed, three (3) days after the date of deposit in the United States mail or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to: Insomnia Cookies Holdings, LLC One South Broad Street, Suite 1705 Philadelphia, PA 19701 Attn: Chief Legal Officer Notice to you should be sent to the address on file with the Company. Either party may change the Person and/or address to which the other party must give notice under this Section 18 by giving such other party written notice of such change, in accordance with the procedures described above. 19. Successors. All obligations of the Company under this Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Company, or a merger, consolidation, or otherwise. 20. Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to its conflicts of law principles that would require the application of the law of any other jurisdiction. 21. Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 21. 22. Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control. The Units issued in respect to a vested Matching Award shall also be subject to the terms of the Operating Agreement. To the extent of any inconsistency between the terms of this Agreement and the terms of the Operating Agreement, the terms of this Agreement shall control.

9 23. Amendment. This Agreement may be amended unilaterally by the Company to the extent determined by the Committee and permitted under the Plan, or by a written instrument signed by both parties. 24. Entire Agreement. This Agreement, together with the Plan and the Operating Agreement, constitute the entire obligation of the parties with respect to the subject matter of this Agreement and supersede any prior written or oral expressions of intent or understanding with respect to such subject matter. 25. Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 26. Administration. The Committee administers the Plan and this Agreement. Your rights under this Agreement are expressly subject to the terms and conditions of the Plan, including any guidelines the Committee adopts from time to time. You hereby acknowledge receipt of a copy of the Plan. 27. Section 409A. The Restricted Equity Units awarded pursuant to this Agreement are intended to comply with or, in the alternative, be exempt from Section 409A and this Agreement shall be shall be construed and interpreted in accordance with such intent. Any reference to a termination of Service shall be construed as a “separation from service” for purposes of Section 409A. If and to the extent applicable, if you are deemed to be a “specified employee” within the meaning of Section 409A, any payment due hereunder that is deferred compensation subject to Section 409A and payable upon a separation from service shall be delayed until six months and one day following such separation. 28. Counterparts; Facsimile, Digital or Electronic Signatures. This Agreement may be signed in counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile, digital, or electronic transmission and/or signature. The effectiveness of any such signatures shall have the same force and effect as manually-signed originals and shall be binding on all parties to this Agreement. 29. Data Protection. By accepting the award of Restricted Equity Units, you hereby agree to permit the Company and its affiliates to process personal data and sensitive personal data about you in connection with the Plan. Such data includes, but is not limited to, the information provided hereunder and any changes thereto, other appropriate personal and financial data, and information about your participation in the Plan and the Restricted Equity Units granted to you under the Plan from time to time (collectively, “Personal Data”). You consent to each and any of the Company and its affiliates processing and transferring any Personal Data outside the country in which you work or are employed to the United States and any other third countries. The legal persons for whom Personal Data is intended include the Company and its affiliates, the Committee and the Parent Board, any administrator selected from time to time to administer the Plan, and any other person or entity that the Company, the Committee or the Parent Board involves in the administration of the Plan. Each of the Company and its affiliates will take all reasonable measures to keep Personal Data confidential and accurate. You can access and correct their Personal Data by contacting your human resources representative. By accepting participation in the Plan, you agree and acknowledge that the transfer of information is important to the administration of the Plan and failure to consent to the transmission of that information may limit your ability to participate in the Plan. [SIGNATURE PAGE FOLLOWS]

INSOMNIA COOKIES HOLDINGS, LLC By: /s/ Louis Smookler Name: Louis Smookler Title: Chief Legal Officer PARTICIPANT By: /s/ Joshua A. Charlesworth Name: Joshua A. Charlesworth [Signature Page to Matching Award Agreement – ]

APPENDIX A IRREVOCABLE PROXY AGREEMENT As a condition to your receiving a Matching Award pursuant to the Insomnia Cookies Holdings, LLC Executive Ownership Plan (the “Plan”), you must execute this Irrevocable Proxy Agreement (the “Agreement”). By entering into this Agreement, you hereby irrevocably grant a proxy to, and appoint as your proxy and attorney-in-fact (with full power of substitution), the persons from time to time serving as the principal financial officer and as the principal legal officer of Krispy Kreme Doughnut Corporation (the “Designated Officers”), for and in your name, place and stead, to vote or act by unanimous written consent with respect to all Units that you may from time to time hold, including Purchased Units and Units you receive pursuant to the settlement of Restricted Equity Units. You also agree that the Designated Officers may delegate the authority conveyed hereby to vote such Units to such other officer(s), employee(s) or agent(s) of Krispy Kreme Doughnut Corporation or any of its affiliates as the Designated Officers may specify from time to time. In addition, if at any time prior to an Underwritten Offering, Krispy Kreme Doughnut Corporation transfers a controlling interest in the Units to any third party (including Units transferred involuntarily by enforcement of any pledge of Units to secure the obligations of Krispy Kreme Doughnut Corporation) (a “Transferee”), this Irrevocable Proxy shall be deemed assigned to, and granted by you to, such person(s) as the Transferee shall designate from time to time. You hereby affirm that the proxy set forth in this Agreement is irrevocable. This proxy will continue in effect, and be valid, until the consummation of an Underwritten Offering or the last date otherwise permitted by law. Any term capitalized but not defined in this Agreement will have the meaning set forth in the Plan. /s/ Joshua A. Charlesworth Name: Joshua A. Charlesworth Date: 12/20/2023